 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

July 31, 2020

Date of Report (Date of earliest event reported)

GAIN CAPITAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35008	20-4568600
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Bedminster One

135 Route 202/206

Bedminster, New Jersey 07921

(Address of Principal Executive Offices)

(908) 731-0700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001	GCAP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On July 31, 2020, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) dated February 26, 2020, among GAIN Capital Holdings, Inc., a Delaware corporation (the “Company”), INTL FCStone Inc. (now known as StoneX Group Inc.), a Delaware corporation (“Parent”) and its wholly owned subsidiary, Golf Merger Sub I Inc., a Delaware corporation (“Merger Sub”), Merger Sub was merged with and into the Company, with the Company continuing as the surviving corporation of the merger (the “Surviving Corporation”) as a wholly owned subsidiary of Parent (the “Merger”).

Item 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 31, 2020, in connection with the Merger, the Company entered into a first supplemental indenture (the “First Supplemental Indenture”), with The Bank of New York Mellon, as trustee (the “Trustee”), to the Indenture dated as of August 22, 2017 between the Company, as issuer, and the Trustee, relating to the Company’s 5.00% Convertible Senior Notes due 2022 (the “Notes”) (as supplemented by the Supplemental Indenture, the “Indenture”). The Supplemental Indenture provides that, at and after the effective time of the Merger, the right to convert each $1,000 principal amount of the Notes will be changed into the right to convert such principal amount of the Notes solely into cash in an amount equal to the Conversion Rate (as defined in the Indenture) in effect on the Conversion Date (as defined in the Indenture) multiplied by $6.00.

The foregoing is only a brief description of the Supplemental Indenture and is qualified in its entirety by reference to the Supplemental Indenture, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K.

Item 2.04	TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT

The consummation of the Merger constitutes a Fundamental Change and Make-Whole Fundamental Change (each as defined in the Indenture). As a result, a holder of the Notes will be entitled to either (a) convert such holder’s Notes for cash (in an amount equal to $732.06 per $1,000 principal amount of notes, without interest), or (b) require the Company to repurchase such holder’s notes for cash on September 1, 2020, at a repurchase price equal to $1,002.36 per $1,000 principal amount of Notes.

Alternatively, holders of Notes may continue to hold such notes without converting or exercising their repurchase right, in which case such Notes will continue to bear interest in accordance with the terms of the Indenture. Such notes will only be convertible following the Fundamental Change Repurchase Date under the specific conditions provided in the Indenture into an amount of cash per $1,000 principal amount of such Notes equal to $6.00 multiplied by the then-applicable Conversion Rate.

Item 3.01	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

On July 31, 2020, the Company notified the New York Stock Exchange (“NYSE”) that the Merger was consummated. In addition, the Company anticipates that the NYSE will file a delisting application on Form 25 with the SEC on July 31, 2020 to report the delisting of the Company Stock from the NYSE.

Item 3.03	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

The information set forth under the “Introductory Note” and Item 5.03 hereof are incorporated herein by reference.

At the effective time of the Merger (the “Effective Time”) and as a result of the Merger, each share of common stock of the Company (“Company Stock”) outstanding immediately prior to the Effective Time was converted into the right to receive $6.00 in cash without interest (“Merger Consideration”), other than those shares as to which appraisal rights have been properly exercised under the Delaware General Corporation Law. All such shares of Company Stock were automatically cancelled and retired and ceased to exist.

Furthermore, at the Effective Time and as a result of the Merger, each outstanding stock option was canceled, and the holder thereof was entitled to receive a cash payment equal to the difference between the Merger Consideration and the applicable exercise price. In addition, each outstanding restricted stock unit (whether subject to time-based or performance-based vesting) and share of restricted stock of the Company was vested (and in the case of (i) performance-based restricted stock units for which the performance period already ended, vested at “actual” performance and (ii) performance-based restricted stock units for which the performance period has not ended, vested at “target” performance) and converted into the right to receive the Merger Consideration.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”) on February 27, 2020, and which is incorporated herein by reference.

Item 5.01	CHANGES IN CONTROL OF REGISTRANT

As a result of the Merger, a change in control of the Company occurred, and the Company became a wholly-owned subsidiary of Parent. The information set forth under the “Introductory Note” and Items 3.03 and 5.02 hereof are incorporated herein by reference.

Item 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

In accordance with the terms of the Merger Agreement, and effective as of the Effective Time, each of Thomas Bevilacqua, Christopher Calhoun, Alex Goor, Peter Quick, Doug Rhoten, Joseph Schenk and Christopher Sugden resigned from the board of directors of the Company.

Item 5.03	AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

In connection with the consummation of the Merger and in accordance with the terms of the Merger Agreement, the articles of incorporation and the bylaws of the Company were amended and restated, effective July 31, 2020. The resulting articles of incorporation and the bylaws of the Surviving Corporation as so amended and restated are attached as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01	other events

On July 31, 2020, Parent issued a news release announcing the consummation of the Merger with the Company. A copy of the news release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Also on July 31, 2020, the Company announced that, as a result of the Merger, the 2020 annual meeting of stockholders, previously scheduled for Thursday, August 6, 2020 has been cancelled.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of February 26, 2020, among the Company, Parent and Merger Subsidiary (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 27, 2020).

3.1	Amended and Restated Articles of Incorporation of the Surviving Corporation.

3.2	Amended and Restated Bylaws of the Surviving Corporation.

4.1	Supplemental Indenture.

99.1	Press Release of Parent, dated July 31, 2020.

Forward Looking Statements

In addition to historical information, this communication contains "forward-looking" statements including, but not limited to, the Company’s management’s expectations for the future. All statements other than statements of historical or current fact included in this communication that address activities, events, conditions or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. A variety of important factors could cause results to differ materially from such statements. These factors are noted throughout the Company’s annual report on Form 10-K for the year ended December 31, 2019, as filed with the SEC on March 16, 2020, and the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2020, as filed with the SEC on May 13, 2020, and include, but are not limited to, the actions of both current and potential new competitors, fluctuations in market trading volumes, financial market volatility, evolving industry regulations, errors or malfunctions in the Company’s systems or technology, rapid changes in technology, effects of inflation, customer trading patterns, the success of our products and service offerings, our ability to continue to innovate and meet the demands of our customers for new or enhanced products, our ability to successfully integrate assets and companies we have acquired, our ability to effectively compete, changes in tax policy or accounting rules, fluctuations in foreign exchange rates and commodity prices, adverse changes or volatility in interest rates, the risk that our stockholders may not adopt the Merger Agreement, the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated, risks that any of the closing conditions to the proposed Merger may not be satisfied in a timely manner, as well as general economic, business, credit and financial market conditions, internationally or nationally, and our ability to continue paying a quarterly dividend in light of future financial performance and financing needs. The forward-looking statements included herein represent the Company’s views as of the date of this communication. The Company undertakes no obligation to revise or update publicly any forward-looking statement for any reason unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GAIN CAPITAL HOLDINGS, INC.

By:	/s/ Diego Rotsztain
Diego Rotsztain
General Counsel and Secretary

Date: July 31, 2020 GAIN Capital Holdings, Inc.